The Merger

of

First Place Financial Corp.

and

Franklin Bancorp, Inc.

FIRST PLACE FINANCIAL CORP

Franklin Bank N.A.

Forward-Looking Statements

This press release contains forward-looking statements. When used in this press release, or future press releases or other public or shareholder communications, in filings by the companies with the Securities and Exchange Commission, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the companies actual results to be materially different from those indicated. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the market areas the companies conduct business, which could materially impact credit quality trends, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the market areas the companies conducts business, and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The companies wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The companies undertake no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between First Place and Franklin, including future financial and operating results, cost savings and accretion to reported earnings that may be realized from the merger; (ii) First Place's and Franklin's plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," estimates" or words of similar meaning.

The following factors, among other, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of First Place and Franklin may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the stockholders of Franklin may fail to approve the merger; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) the risks associated with continued diversification of assets and adverse changes to credit quality; (9) difficulties associated with achieving expected future financial results; (10) competition from other financial services companies in First Place's and Franklin's markets; (11) the risk of an economic slowdown that would adversely affect credit quality and loan originations. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in First Place's and Franklin's reports (such as Annual Reports on form 10-K, Quarterly Reports on form 10-Q and Current reports on form 8-K) filed with the Securities and Exchange Commission and available at the SEC's internet site (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Place or Franklin or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. This press release does not constitute an offer of securities by either Franklin or First Place.

Forward-Looking Statements

The proposed transaction will be submitted to Franklin's stockholders for their consideration. First Place and Franklin will file with the SEC a registration statement, a proxy statement / prospectus and other relevant documents concerning the proposed transaction. Stockholders of Franklin are urged to read the registration statement and the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about First Place and Franklin, at the SEC's internet site (www.sec.gov). Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to David L. Mead, CFO, First Place Financial Corp, Inc., 330-373-1221 x2279 or Craig Johnson, Chief Executive Officer, Franklin Bancorp, Inc., 248-358-4710.

Franklin and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Franklin in connection with the merger. Information about the directors and executive officers of Franklin and their ownership of Franklin common stock is set forth in the proxy statement, dated April 30, 2003, for Franklin's 2003 annual meeting of stockholders, as filed with the SEC on a Schedule 14A and in other reports filed with the SEC. Additional information regarding the interests of such participants may be obtained by reading the proxy statement/prospectus when it becomes available.

Overview of First Place Financial Corp. and Franklin Bancorp, Inc.

- First Place Financial Corp. is a thrift holding company with two wholly owned subsidiaries , First Place Bank and First Place Holdings, Inc.. First Place Holdings Inc. subsidiaries include: First Place Insurance Agency, Ltd., Coldwell Banker First Place Real Estate, Ltd., APB Financial Group, Ltd., and American Pension Benefits, Inc. TitleWorks Agency, LLC is a 75% owned affiliate of First Place Holdings, Inc.
  - Headquarters: Warren, Ohio

- Franklin Bancorp, Inc. is a bank holding company with one banking subsidiary, Franklin Bank.
  - Headquarters: Southfield, Michigan

- A summary of the companies' balance sheets and earnings performance as of September 30, 2003 is as follows:

	First Place	**Franklin**
Total Assets	$1,675,267	$528,384
Loans, net	1,001,093	331,621
Securities	353,902	112,315
Deposits	1,101,849	416,714
Borrowings	365,582	65,000
Total Equity	183,909	44,848
Equity to Assets	10.98%	8.49%
Tangible Equity to Assets	9.73%	8.49%
LTM EPS	$1.41	$1.17*

** Pro Forma for the 9 months ended 9/30/03 annualized and exclusive of severance and other one-time expenses, and normalized loan loss provision*

FIRST PLACE FINANCIAL CORP

Franklin Bank N.A.

Branch Network – First Place Financial Corp.

- 12 Loan production offices located throughout Ohio
- 24* branches in Mahoning, Trumbull and Portage counties
- Deposit Market Share:

	County	Branches	6/30/02 Rank	Percentage
➢	Trumbull	10	2	20.3%
➢	Mahoning	11	4	12.5%
➢	Portage	3	5	8.1%
TOTAL:		**24**	**1**	**16.0%**

● First Place Financial Corp.

■ First Place LPO

▲ Franklin Bancorp, Inc.



Grand Rapids
Flint
Lansing
MI
Ann Arbor
Detroit
Warren
Buffalo
NY
Erie
Toledo
Cleveland
Akron
Fort Wayne
PA
Pittsburgh
IN
OH
Columbus
Dayton
MD
WV
Cincinnati
KY
Copyright (C) 2003 Y-Merge.com, a service of SNL Financial
0
120.22mi
VA

*25th location: First Place Financial Center in Solon, OH opened 11/3/03

FIRST PLACE FINANCIAL CORP

Franklin Bank N.A.

Branch Network – Franklin Bancorp, Inc.



Oakland
Macomb
Waterford
Auburn Hills
Pontiac
Rochester Hills
Shelby
Bloomfield Township
Troy
Sterling Heights
Clinton
Harrison
West Bloomfield Township
Birmingham
Roseville
Novi
Farmington Hills
Berkley
Warren
St. Clair Shores
Southfield
Oak Park
Ferndale
Eastpointe
Grosse Pointe Woods
Livonia
Redford
Highland Park
Detroit
Plymouth Township
Wayne
Canton
Westland
Dearborn
Inkster
Wayne
Allen Park
Copyright (C) 2003 Y-Merge.com, a service of SNL Financial
0
14.03mi

	Branch Address	City	County	Jun-02 Deposits ($000s)	% of List	City %	City Rank	County %	County Rank
1	24725 W Twelve Mile Rd	Southfield	Oakland	219,156	52.5	12.0		0.8	
2	26336 W Twelve Mile Rd	Southfield	Oakland	81,253	19.4	4.4		0.3	
					Southfield Total	16.4	3		
3	479 S Woodward	Birmingham	Oakland	76,626	18.4	8.3	5	0.3	
							Oakland County Total	1.4	9
4	20247 Mack Ave	Grosse Pointe Woods	Wayne	40,302	9.7	5.8	5	0.1	
5	755 W. Big Beaver Rd	Troy	Oakland	Opened in June 2002					

Total:	417,337
Average	104,334

FIRST PLACE FINANCIAL CORP

Franklin Bank N.A.

Overview of Oakland County

- Oakland County's per capita income of $45,900 is the highest among Michigan's 83 counties and is ranked within the top 1% of the nation's counties (#22 out of 3,110). Oakland County's per capita income is more than 50% greater than both nation ($26,500) and the state of Michigan ($29,100).
- From 1997 to 2001, the average single family home prices appreciated (34%) from $159,900 to $214,700.
- From 1992 to 2001 the number of businesses in Oakland County rose by 26.7% to 41,931 with the total annual payroll increasing by 89.1% to $31.8 billion.
- Oakland County's industry composition for 2000 was segmented as follows: Manufacturing (19%), Services (39%) and Non-manufacturing (42%).
- 38% of the Fortune 500 Companies do business in Oakland County.
- Oakland County is the number one job producing area in all of Michigan, responsible for 25% of all new jobs in the past decade.

Source: Oakland County Chamber of Commerce and Oakland County 2002 Financial Summary prepared by the Department of Management and Budget

FIRST PLACE FINANCIAL CORP

Franklin Bank N.A.

Demographic Market Trends in Franklin Markets

	Household Income Statistics				
	Average Household Income			Growth Rate	
City	2000	2003	2008 (expected)	2000-2003	2003-2008 (expected)
Birmingham	125,499	141,228	164,578	12.5%	31.1%
Grosse Pointe Woods	100,419	114,313	134,364	13.8%	33.8%
Southfield	64,172	70,746	79,509	10.2%	23.9%
Troy	96,484	110,888	129,654	14.9%	34.4%

Source: Claritas, Inc.

Transaction Benefits

- **Strategic Rationale:**
  - Market expansion with critical mass, FPFC gains access to one of the Midwest's premiere markets of high net worth customers and growth
  - Substantial shift to a more bank-like loan and deposit mix
  - Creates the 45th largest publicly-traded savings institution
  - Geographical diversification with the largest community bank headquarted in Oakland County coupled with brand recognition
  - Source for future loan funding; both commercial and expansion of residential LPO strategy
- **Financial:**
  - Accretive to GAAP & Cash earnings per share
  - Leverages a strong capital position deploying capital into high growth and high net worth markets
  - Franklin contributes, at or for the nine months ended:
    - Weighted average cost of all deposits of 0.49% and a total cost of funds of 1.28% (including non-interest bearing demand deposits)
    - Transaction accounts are 90% of total deposits
    - Non-interest bearing demand deposits are 44% of all deposits
    - Net interest margin of 4.47%
  - Franklin markets are very conducive to First Place's non-depository business lines enhancing fee income growth opportunities :
    - Wealth management
    - Insurance / brokerage
    - Private banking
    - Business lending
    - Consumer focus

FIRST PLACE FINANCIAL CORP

Franklin Bank N.A.

Transaction Description - Term Sheet

Proposed Transaction:	Acquisition of Franklin Bancorp, Inc.
Consideration:	Mixture – 50% cash / 50% stock
Price Per Share:	$21.49 (1)
Total Transaction Value:	$82.2 million $41.0 FPFC Common Stock $39.1 Cash $2.1 million cash out of stock options
Exchange Ratio:	Fixed at .5685 (1.137 multiplied by 50%)
Transaction Multiples:	
Price / Pro Forma EPS (2)	18.7x
Price / Tangible Book Value	183.3%
Core Deposit Premium	9.1%
Walk Away:	Consideration per Franklin share falls below $19.68 (i.e. FPFC price falls below $16.15). Seller has option to terminate or buyer has option to fill with cash or stock ($16.15X.5685+$10.50=$19.68)
Termination Fee:	$3.2 million, for superior proposal
Anticipated Closing:	Second quarter 2004
Other:	Franklin Bank will be merged into First Place Bank, however, continue doing business as Franklin Bank, a division of First Place Bank.

FIRST PLACE FINANCIAL CORP

(1) Based on First Place average price of $19.34 for the 10 business days ended 11/7/03
(2) Pro Forma for the 9 months ended 9/30/03 annualized and exclusive of severance and other one-time expenses, and normalized loan loss provision

Franklin Bank N.A.

Pro Forma Balance Sheet, Income Statement

Pro Forma Financial Statements Purchase Accounting	FPFC at or for the 12 months ended 9/30/03	FBCP at or for the 9 months ended 9/30/03	Combined 9/30/2003	Pro forma adjustments		Pro Forma 9/30/2003
Balance Sheet ('000s)						
Assets						
Cash and securities	$500,047	$173,043	$673,090		$46,756 a)	$626,334
TRUP proceeds				$30,000 b)		$30,000
Loans, net	1,001,093	331,621	1,332,714	6,000 c)	0	1,338,714
Intangible assets	18,418	0	18,418	45,066 d)	0	63,484
Other assets	155,709	23,720	179,429	0	0	179,429
Total assets	$1,675,267	$528,384	$2,203,651	$81,066	$46,756	$2,237,961
Liabilities						
Deposits	$1,101,849	$416,714	$1,518,563	$0	$1,100 c)	$1,519,663
Borrowings	365,582	65,000	430,582	0	3,700 c)	434,282
Other	23,927	1,822	25,749	0	6,409 d)	32,158
TRUP					30,000 b)	30,000
Total liabilities	1,491,358	483,536	1,974,894	0	11,209	2,016,103
Total Equity	183,909	44,848	228,757	47,869	40,970	221,858
Total liabilities & equity	$1,675,267	$528,384	$2,203,651	$47,869	$52,179	$2,237,961
Income Statement ('000s)		Pro Forma*				
Net interest income after provision for loan losses	$41,876	$20,526	$62,402	$1,962 e)	$0	$60,439
Noninterest income	23,753	5,214	28,967	0	0	28,967
Noninterest expense	38,560	18,985	57,545	3,171 f)	4,272 g)	56,445
Net income before taxes	27,069	6,754	33,823	5,134	4,272	32,962
Income tax expense	8,899	2,364	11,263	2,217	1,915	10,961
Net income	$18,170	$4,390	$22,560	$2,917	$2,357	$22,000

Notes:

a) Transaction expense, one-time merger charges and cash portion of deal value
b) $30 million TRUP (Trust Preferred Securities)
c) Mark to market
d) Intangible asset and core deposit intangible adjustments
e) Funding of cash portion with TRUP and other securities
f) Year 1 core deposit intangible and mark-to-market amortization
g) Cost savings at 22.5% of FBCP pro forma expenses

*annualized income reflects exclusion of severance and other one-time expenses, and a normalized loan loss provision

FIRST PLACE FINANCIAL CORP

Franklin Bank N.A.

Pro Forma EPS and Financial Ratios

Pro Forma Shares, Per Share Information and Financial Ratios	FPFC at or for the 12 months ended 9/30/03	FBCP at or for the 9 months ended 9/30/03		Pro Forma FBCP	Pro Forma FPFC
Shares Outstanding					
Exchange ratio		0.5685 (1.137 multiplied by 50%)			
Primary shares outstanding	13,285,510	3,726,282		2,118,391	15,403,901
Ownership	86.2%			13.8%	100.0%
Per Share Information					
Primary EPS	$1.45	$1.19	Pro Forma*		$1.50
Diluted EPS	$1.41	$1.17	Pro Forma*		$1.47
% accretion/(dilution)					4.0%
Primary cash EPS	$1.60	$1.19	Pro Forma*		$1.77
Diluted cash EPS	$1.57	$1.17	Pro Forma*		$1.74
% accretion/(dilution)					11.2%
Book value	$13.84	$12.04			$14.40
Tangible book value	$12.11	$12.04			$9.98
% accretion/(dilution)					-17.57%
Financial Ratios					
Equity to assets	10.98%	8.49%			9.91%
Tangible equity to tangible assets	9.73%	8.49%			7.08%
Tangible equity to tangible assets including TRUP(1)					8.47%
Return on assets	1.08%	0.83%	Pro Forma*		0.98%
Return on equity	9.88%	9.79%	Pro Forma*		9.92%

(1) $30 million TRUP
* annualized income reflects exclusion of severance and other one-time expenses, and a normalized loan loss provision

FIRST PLACE FINANCIAL CORP

Franklin Bank N.A.

Strong Balance Sheet Composition - Loans



FPFC
(9/30/03)
Commercial
13%
Consumer
17%
Real Estate
70%



Combined
(9/30/03)
Commercial
30%
Consumer
14%
Real Estate
56%

Strong Balance Sheet Composition - Deposits


FPFC
(9/30/03)
NOW
6%
DDA
4%
Savings
12%
MMA
28%
CD
50%


Combined
(9/30/03)
NOW
6%
DDA
15%
Savings
9%
MMA
31%
CD
39%

FIRST PLACE FINANCIAL CORP

Franklin Bank N.A.

Achievable Cost Savings

Noninterest Expense	(In Thousands)
Salary & Benefits	$2,100
Occupancy Expense	0
Data Processing	400
Legal and defaulted loan expenses	600
Other Operating Expenses	1,200
Total*	$4,300

* 22.5% of Franklin Bancorp, Inc. noninterest expenses for the 9 months ended 9/30/03 excluding one time severance and other expenses

FIRST PLACE FINANCIAL CORP

Franklin Bank N.A.

Proven Merger Integration Experience

- First Place is strong operationally and an experienced acquirer.
- First Place has successfully integrated two financial institutions, Ravenna Savings and a MOE with FFY Financial, and APB Financial Group, LTD., its wealth management company.
- Aggressive but deemed realistic expense saving targets and no revenue enhancements assumed.
- One time Merger and Transaction Costs:

	Pre-tax (millions)
Professional fees and transaction costs	$2.5
Severance expenses	1.4
Data processing and integration costs	0.6
Other expense	2.5
Total	7.0

FIRST PLACE FINANCIAL CORP

Franklin Bank N.A.

Transaction Summary

- Financially Compelling - 4.0% accretive to GAAP and 11.2% accretive to Cash EPS in first full year of operations
- Leverages a strong capital position deploying it into one of the Midwest's premiere markets of high net worth customers and growth
- Diversifies and lowers First Place's funding costs – Increases non-interest bearing transaction accounts from $40.8 million to $223.3 million
- Oakland County, Michigan and Franklin's existing markets are very conducive to First Place's non-depository business lines which will enhance fee income growth opportunities
- First Place is an acquirer with proven merger integration experience